UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               __________________



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 25, 2003


                             1st State Bancorp, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Virginia                      0-25859                    56-2130744
--------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission               (I.R.S. Employer
      of Incorporation)             File Number)             Identification No.)



445 S. Main Street, Burlington, North Carolina                        27215
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                           (Zip Code)


       Registrant's telephone number, including area code: (336) 227-8861


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
---------------------------------------------------------------------------

     (a)  Not applicable

     (b)  Not applicable

     (c)  The following exhibit is filed herewith:

               Exhibit 99               Press Release dated April 25, 2003


ITEM 9.  REGULATION FD DISCLOSURE
---------------------------------

     On April 25, 2003, 1st State Bancorp, Inc. issued a press release announcing its unaudited financial results for the quarter and six months ended March 31, 2003. A copy of the press release is attached to this Report as an exhibit and is incorporated herein by reference. The attached exhibit is furnished pursuant to Item 12 of Form 8-K.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     1ST STATE BANCORP, INC.



Date:    April 25, 2003              By:/s/ James C. McGill
                                        ---------------------------------------
                                        James C. McGill
                                        President and Chief Executive Officer